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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

                                  (FORM 10-K)

  Know all men by these presents, that the individuals whose signatures appear below constitute and appoint Alan S. McKim and Stephen H. Moynihan, and each of them acting alone, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign the Clean Harbors, Inc. Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 1995, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said substitute or substitutes may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
         /s/ Christy W. Bell           Director                  February 15,
-------------------------------------                                1996
           CHRISTY W. BELL

         /s/ John F. Kaslow            Director                  February 15,
-------------------------------------                                1996
           JOHN F. KASLOW

       /s/ Daniel J. McCarthy          Director                  February 15,
-------------------------------------                                1996
         DANIEL J. MCCARTHY

         /s/ John T. Preston           Director                  February 15,
-------------------------------------                                1996
           JOHN T. PRESTON

         /s/ Lorne R. Waxlax           Director                  February 15,
-------------------------------------                                1996
           LORNE R. WAXLAX